JUSTIFICATION FOR NON-COMPETITIVE PROCUREMENT (JNCP) FOR ACTIONS SIMPLIFIED ACQUISITION THRESHOLD (SAT)

JNCP#: JNCP-491
PR/Solicitation Number: 1300932772
Code: [redacted]

1) **Agency, Contracting Activity and Purpose:** Naval Information Warfare Center - Pacific, Justification for Other than Full and Open Competition.

2) **Description of the Supply or Service being procured, its intended use and anticipated/estimated value**

a. [redacted] portable UV air disinfection units manufactured by Light Progress, part # UV-FAN-MS/95HP-ST (Fan on Mobile Stand), unit price of [redacted], extended price of [redacted] Shipping for all 15 units is an additional [redacted]. See attached quote from LUX Solutions dated 5/14/2021, "Mobile UV Fans - 05142021." LUX Solutions is an authorized distributor for Light Progress.

b. a. Requested items are portable UV air disinfection units for use throughout Contracts Department spaces at NIWC Pacific. Disinfection occurs via two (2) 95-watt bulbs which produce UV-C at 254 nm, coupled with an internal Titanium Oxide (TiOx) catalyst filter. The UV bulbs are Ozone-Free (OF) and rated for 18,000 hour life. Airflow through each unit occurs via an internal fan, which is quiet enough (44 dB) for practical use within office spaces. The UV bulbs are entirely shielded within the device interior, preventing any UV exposure to personnel. The unit is designed to be portable, and is outfitted with a wheeled base which allows it to be easily relocated as needs dictate.

Make: Light Progress
Model: UV-FAN-M2/95HP-ST (Fan on Mobile Stand)
Quantity: Fifteen (15)

b. These devices can kill / deactivate airborne pathogens by way of UV exposure; these devices are intended to reduce the potential for aerosol transmission of the virus which causes COVID-19. These are intended for use in Center workspaces, as a means to mitigate airborne transmission of COVID-19 and other airborne pathogens.

c. [redacted]

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3) **Possible Authority for Non-Competitive Procurement**

Brand Name Requirement ((Brand Name: Only one manufacturer with multiple distributors (this justification covers only the portion of the acquisition which is brand name).

4) **Reason for Non-Competitive Procurement**

Unique or highly specialized requirement/Only one source reasonable available

5) **Provide rationale and justification regarding the above selection.**

The NIWC Pacific Safety Branch, Code 83610, conducted extensive market research to identify suitable

UV air disinfection units for use at NIWC Pacific. Based upon the market research conducted, these are highly specialized devices which are only available from a limited number of suppliers.

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6) **Describe the Market Research conducted.**

Market research on comparable UV-C air disinfection units was conducted the weeks of 30 November 2020 and 4 January 2021. Results confirmed that the requested unit is preferable based on determination of requirements and comparison to those available from other vendors. The following specifications are deemed required for the UVC units obtained for Center use:

1. Disinfection via (2) 95-watt bulbs which produce UV-C at 254 nm.
2. The UV bulbs must be Ozone-Free (OF). Ozone is an air contaminant which may be produced by some UVC disinfection units.
3. UVC bulbs rated for at least 18,000 hour life.
4. Must be able to be plugged into a standard 120 volt outlet.
5. UVC bulbs must be properly enclosed so that the unit can be used in an occupied space.
6. Airflow through each unit must occur via an internal fan; fan must be quiet enough (e.g. 44 dB or less) for practical use within office spaces.
7. The portable units must be able to be positioned vertically, as to take up minimal floor space in the areas used.
8. Units must have a visible indicator window which safety allows verification of lamp function.

The suggested brand UVC unit is Light Progress and the model is UV-FAN-M2/95HP-ST (Fan on Mobile Stand).

Market research was performed to compare the prices, specifications, and available models of UV-C air purification units. Number of vendors contacted were 19 in total, and many vendors did not respond.

Other vendors responded with UV-C units which were not portable type, [redacted]

[redacted]

Requested brand can be delivered within approximately 4 weeks following order from a vendor quote received (LUX).

7) **Any other information of facts supporting the justification to limit competition not described elsewhere on this form (i.e. international agreement).**

LUX Solutions has a positive record of past performance, and successfully delivered 10 wall mount UV-C units and 20 portable UV-C units to NIWC Pacific under purchase order N66001-21-P-6119.

8) **Provide a statement of actions that will be taken to remove or overcome any barriers to competition prior to any future procurements for this Supply or Service.**

The Safety Branch will continue to perform market research to determine other potential vendors, models, and technologies which may become available. Authoritative sources -- such as the CDC -- will continue to be monitored for the most relevant and up-to-date guidance.

Technical Cognizance Branch Head or Above

[redacted]

Print Name / Signature Title Code Date

FOR COMPLETION and SIGNATURE BY CONTRACTING OFFICE:

Contracting Officer Certification:

I certify that this justification is accurate and complete to the best of my knowledge and belief.

[redacted]

Print Name / Signature Title Code Date